THE ARENA Group

$AREN Q1 2025 Financial Results


THE ARENA Group
3rd straight profitable quarter

THE ARENA Group

Q1 Revenue

$31.8M

Buried
Season 5 Episode 10

THE ARENA Group

Q1 income

from continuing operations

$4.0M

THE ARENA Group

Q1 2024 was...

$-12.7M

THE ARENA Group

That’s a nearly

$17M

improvement


MEN'S JOURNAL
Traffic increase
282%
after first month
of competitive publishing

Q2 2025 Guidance:

- Revenue of $40 - $45 million

- Income from continuing operations: $9 - $11 million


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TRAVELHOST
Stay tuned.

Forward-looking statements

This video of the arena group holdings, inc. (the "company," "we," "our," and "us") Contains certain forward-looking statements within the meaning of section 27a of the securities Act of 1933, as amended (the "securities act"), and section 21e of the securities exchange act Of 1934, as amended (the "exchange act"). Forward-looking statements relate to future events Or future performance and include, without limitation, statements concerning our business Strategy, future revenues and income from continuing operations, cost reductions, market Growth, capital requirements, product introductions, expansion plans and the adequacy of our Funding and our ability to alleviate the conditions that raise substantial doubt about our ability to Continue as a going concern (as disclosed in our annual report on form 10-k for the year Ended december 31, 2024 filed with the sec on april 15, 2025 (the "2024 10-k") and in our Other sec filings and publicly available documents). Other statements contained in this press Release that are not historical facts are also forward-looking statements. We have tried, Wherever possible, to identify forward-looking statements by terminology such as "may," "will," "could," "should," "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and Other stylistic variants denoting forward-looking statements. We caution investors that any forward-looking statements presented in this video, or That we may make orally or in writing from time to time, are based on information currently Available, as well as our beliefs and assumptions. The actual outcome related to forward-looking Statements will be affected by known and unknown risks, trends, uncertainties, and factors that Are beyond our control or ability to predict. Although we believe that our assumptions are Reasonable, they are not guarantees of future performance, and some will inevitably prove to be Incorrect. As a result, our actual future results can be expected to differ from our expectations, And those differences may be material. Accordingly, investors should use caution in relying on Forward-looking statements, which are based only on known results and trends at the time they Are made, to anticipate future results or trends. We detail other risks in our public filings with the Securities and exchange commission (the "sec"), including in part i, item 1a, risk factors, in The 2024 10-k and in in quarterly report on form 10-q for the quarter ended march 31, 2025 (the "q1 10-q"). The discussion in this

market Growth, capital requirements, product introductions, expansion plans and the adequacy of our Funding and our ability to alleviate the conditions that raise substantial doubt about our ability to Continue as a going concern (as disclosed in our annual report on form 10-k for the year Ended december 31, 2024 filed with the sec on april 15, 2025 (the “2024 10-k”) and in our Other sec filings and publicly available documents). Other statements contained in this press Release that are not historical facts are also forward-looking statements. We have tried, Wherever possible, to identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and Other stylistic variants denoting forward-looking statements. We caution investors that any forward-looking statements presented in this video, or That we may make orally or in writing from time to time, are based on information currently Available, as well as our beliefs and assumptions. The actual outcome related to forward-looking Statements will be affected by known and unknown risks, trends, uncertainties, and factors that Are beyond our control or ability to predict. Although we believe that our assumptions are Reasonable, they are not guarantees of future performance, and some will inevitably prove to be Incorrect. As a result, our actual future results can be expected to differ from our expectations, And those differences may be material. Accordingly, investors should use caution in relying on Forward-looking statements, which are based only on known results and trends at the time they Are made, to anticipate future results or trends. We detail other risks in our public filings with the Securities and exchange commission (the “sec”), including in part i, item 1a, risk factors, in The 2024 10-k and in in quarterly report on form 10-q for the quarter ended march 31, 2025 (the “q1 10-q”). The discussion in this video should be read in conjunction with the Consolidated financial statements and notes thereto included in part ii, item 8 in the 2024 10-k And in the q1 10-q. This video and all subsequent written and oral forward-looking statements attributable To us or any person acting on our behalf are expressly qualified in their entirety by the Cautionary statements contained or referred to in this section. We do not undertake any Obligation to release publicly any revisions to our forward-looking statements to reflect events or Circumstances after the date of this video except as may be required by law.